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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (date of earliest event reported): September 20, 2004
                                                          -------------------



                               THE LTV CORPORATION
                               -------------------
               (Exact Name of Registrant as Specified in Charter)



          Delaware                     1-4368                   75-1070950
          --------                     -------                  ----------
(State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)              File Number)            Identification No.)

5800 Lombardo Center, Suite 155, Seven Hills, Ohio                44131
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    (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (216) 642-7100
                                                          ----------------------


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          (Former Name or Former Address, if Changed Since Last Report)



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     ITEM 8.01 OTHER EVENTS.

     As previously disclosed, on December 29, 2000 The LTV Corporation and 48 of its wholly owned subsidiaries (the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the federal Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Ohio, Eastern Division (the "Bankruptcy Court"). On September 20, 2004, the Debtors submitted to the Bankruptcy Court their Operating Report for the period ended August 31, 2004, a copy of which is attached hereto as Exhibit 99.1.

     ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

     99.1 Operating Report for the period ended August 31, 2004 for LTV Integrated Steel Business as filed with the United States Bankruptcy Court for the Northern District of Ohio, Eastern Division




























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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              THE LTV CORPORATION


                                              By: /s/ Glenn J. Moran
                                                 -------------------------------
     Date: September 20, 2004                    Name: Glenn J. Moran
                                                 Title: Chief Executive Officer